
LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

COLLECTION PERIOD:        MARCH 1-31, 2003                            PAYMENT DATE:    APR 15 2003
DETERMINATION DATE:       APR 09 2003                                 REPORT BRANCH:   2031

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                100.00%         18.20%        26.00%           27.20%         25.60%          97.00%         3.00%

Original Pool Balance     250,000,000.00  45,500,000.00 65,000,000.00    68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00

Note Balance Total        250,000,000.00  45,500,000.00 65,000,000.00    68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00

Number of Contracts              14,124

Class Pass Through Rates                        1.2875%       1.4910%          2.0210%        2.7730%                       8.5000%

Senior Strip                    0.25000%

Servicing Fee Rate              2.20000%

Indenture Trustee Fee           0.00350%

Custodian Fee                   0.02000%

Backup Servicer Fee             0.02150%

Insurance Premium Fee           0.35000%

Initial Weighted Average

     APR                       12.65830%

Initial Weighted Average

     Monthly Dealer

     Participation Fee Rate     0.00050%

Initial Weighted Average

     Adjusted APR (net of

     Monthly Dealer

     Participation) of

     Remaining Portfolio       12.65780%

Initial Weighted Average

     Remaining Term                64.00

Initial Weighted Average

     Original Term                 68.00



------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                 TOTAL         CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance         250,000,000.00   45,500,000.00 65,000,000.00  68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00

Total Note Balance         250,000,000.00   45,500,000.00 65,000,000.00  68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00


EOP:

Class Percentages                 100.00%                                                                      97.00%         3.00%

Number of Current Month

     Closed Contracts                210

Number of Reopened Loans               0

Number of Contracts - EOP         13,914

Total Pool Balance  -  EOP 243,197,221.69   38,901,305.04 65,000,000.00  68,000,000.00  64,000,000.00  235,901,305.04  7,295,916.65

Total Note Balance - EOP   243,401,305.04   38,901,305.04 65,000,000.00  68,000,000.00  64,000,000.00  235,901,305.04  7,500,000.00

Class Collateral Pool Factors  0.97360522      0.85497374    1.00000000     1.00000000     1.00000000                    1.00000000

Weighted Average APR of

     Remaining Portfolio        12.65159%

Weighted Average Monthly

     Dealer Participation

     Fee Rate                    0.00050%

Weighted Average Adjusted

     APR (net of Monthly

     Dealer Participation)

     of Remaining Portfolio     12.65109%

Weighted Average

     Remaining Term                 62.99

Weighted Average

     Original Term                  68.16

                                                                     Page 1 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A



------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                              CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
     Principal                                                  3,372,790.03
     Interest                                                   2,588,889.58
Early Payoffs:
     Principal Collected                                        3,218,736.95
     Early Payoff Excess Servicing Compensation                        74.07
     Early Payoff Principal Net of Rule of 78s Adj.             3,218,662.88              195.00
     Interest                                                      34,142.72
Liquidated Receivable:
     Principal Collected                                           14,679.99
     Liquidated Receivable Excess Servicing Compensation               91.73
     Liquidated Receivable Principal Net of Rule of 78s Adj.       14,588.26                   6
     Interest                                                         302.30
Cram Down Loss:
     Principal                                                          0.00
Purchase Amount:
     Principal                                                    188,289.18                   9
     Interest                                                       5,240.64
                          Total Principal                       6,794,330.35
                          Total Interest                        2,628,575.24
                          Total Principal and Interest          9,422,905.59
Recoveries                                                              0.00
Excess Servicing Compensation                                         165.80
Late Fees & Miscellaneous Fees                                     32,046.87
Collection Account Customer Cash                                9,455,118.26
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                3,224.37
Servicer Simple Interest Shortfall or (Excess)                    128,948.39
Simple Interest Excess to Spread Account                                0.00
Available Funds                                                 9,587,291.02




------------------------------------------------------------------------------------------------------------------------------------
                                                                               DISTRIBUTION            SHORTFALL/DRAW
DISTRIBUTION                                                                      AMOUNT              DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                               9,587,291.02
Monthly Dealer Participation Fee                                    107.72     9,587,183.30                    0.00
Prior Unpaid Dealer Participation Fee                                 0.00     9,587,183.30

Servicing Fees:

     Current Month Servicing Fee                                458,333.33
     Prior Period Unpaid Servicing Fee                                0.00
     Late Fees & Miscellaneous Fees                              32,046.87
     Excess Servicing Compensation                                  165.80
     Total Servicing Fees:                                      490,546.00     9,096,637.30                    0.00
Senior Strip:                                                    52,083.33     9,044,553.97                    0.00
Certificate Insurer:                         Premium             75,444.45     8,969,109.52                    0.00
Indenture Trustee Fee                                               729.17     8,968,380.35                    0.00
Custodian Fee                                                     4,166.67     8,964,213.68                    0.00
Backup Servicer Fee                                               4,479.17     8,959,734.51                    0.00
Prior Unpaid Certificate Insurer Premium                              0.00     8,959,734.51                    0.00
Prior Unpaid Indenture Trustee Fee                                    0.00     8,959,734.51                    0.00
Prior Unpaid Custodian Fee                                            0.00     8,959,734.51                    0.00
Prior Unpaid Backup Servicing Fee                                     0.00     8,959,734.51                    0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


------------------------------------------------------------------------------------------------------------------------------------

                                                                          DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                        AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:  Current Month                     53,699.48     8,906,035.03                 0.00
                          Prior Carryover Shortfall              0.00     8,906,035.03
Class A-2 Note Interest:  Current Month                     86,146.67     8,819,888.36                 0.00
                          Prior Carryover Shortfall              0.00     8,819,888.36
Class A-3 Note Interest:  Current Month                    122,158.22     8,697,730.14                 0.00
                          Prior Carryover Shortfall              0.00     8,697,730.14
Class A-4 Note Interest:  Current Month                    157,752.89     8,539,977.25                 0.00
                          Prior Carryover Shortfall              0.00     8,539,977.25
Class A-1 Note Principal: Current Month                  6,598,694.96     1,941,282.29                 0.00
                          Prior Carryover Shortfall              0.00     1,941,282.29
Class A-2 Note Principal: Current Month                          0.00     1,941,282.29                 0.00
                          Prior Carryover Shortfall              0.00     1,941,282.29
Class A-3 Note Principal: Current Month                          0.00     1,941,282.29                 0.00
                          Prior Carryover Shortfall              0.00     1,941,282.29
Class A-4 Note Principal: Current Month                          0.00     1,941,282.29                 0.00
                          Prior Carryover Shortfall              0.00     1,941,282.29
Certificate Insurer:      Reimbursement Obligations              0.00     1,941,282.29                 0.00

Expenses:                 Trust Collateral Agent            12,500.00     1,928,782.29                 0.00

                          Indenture Trustee                      0.00     1,928,782.29                 0.00
                          Custodian                              0.00     1,928,782.29                 0.00
                          Backup Servicer                        0.00     1,928,782.29                 0.00
Senior Strip Allocation                                          0.00     1,928,782.29
Class B Note Interest:    Current Month                     56,666.67     1,924,198.95                 0.00
                          Prior Carryover Shortfall              0.00     1,924,198.95
Distribution to the Class B Reserve Account                 52,083.33     1,872,115.62
Distribution (from) the Class B Reserve Account                  0.00     1,872,115.62
Distribution to (from) the Spread Account                1,872,115.62             0.00




------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:
     BOP Liquidated Receivable Principal Balance                                 23,036.22
     Liquidation Principal Proceeds                                              14,588.26
     Principal Loss                                                               8,447.96
     Prior Month Cumulative Principal Loss LTD                                        0.00
     Cumulative Principal Loss LTD                                                8,447.96



------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % OF TOTAL POOL
DELINQUENCY STATUS:       # OF CONTRACTS            AMOUNT                      BALANCE
Current                          11,454         204,530,538.92                      84.10%
1-29 Days                         2,385          37,547,198.10                      15.44%
30-59 Days                           70           1,076,481.38                       0.44%
60-89 Days                            5              43,003.29                       0.02%
90-119 Days                           0                   0.00                       0.00%
120 Days or More                      0                   0.00                       0.00%
Total                            13,914         243,197,221.69                     100.00%



TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   0.46032%         6.00%           NO            8.00%             NO
Cumulative Default Rate       0.00%          2.42%           NO            3.93%             NO
Cumulative Loss Rate          0.00%          1.21%           NO            1.82%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

REPOSSESSION STATISTICS:
                              CERTIFICATE INVENTORY                                             RECOVERY INVENTORY
                                 # OF CONTRACTS        AMOUNT *                                   # OF CONTRACTS        AMOUNT *
    Prior Month Inventory                  0             0.00           Prior Month Inventory                   0            0.00
      Current Month Repos                 16       304,899.84             Current Month Repos                   2       42,191.60
Repos Actually Liquidated                  0             0.00    Repos from Trust Liquidation                   0            0.00
         Repos Liquidated                                           Repos Actually Liquidated                   0            0.00
           at 60+ or 150+                  0             0.00
            Dealer Payoff                  0             0.00                   Dealer Payoff                   0            0.00
         Redeemed / Cured                  0             0.00                Redeemed / Cured                   0            0.00
          Purchased Repos                  0             0.00                 Purchased Repos                   0            0.00
  Current Month Inventory                 16       304,899.84         Current Month Inventory                   2       42,191.63


* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:

                          # OF CONTRACTS     AMOUNT
Current Month Balance                 6       23,036.22
Cumulative Balance                    6       23,036.22
Current Month Proceeds                        14,890.56
Cumulative Proceeds                           14,890.56
Current Month Recoveries                           0.00
Cumulative Recoveries                              0.00



                                        RECEIVABLES LIQUIDATED AT 150 OR
                                        MORE DAYS DELIINQUENT, 60 OR MORE
                                        DAYS PAST THE DATE AVAILABLE FOR SALE            CUMULATIVE RECEIVABLES LIQUIDATED
                                        AND BY ELECTION:                                 AT 150+ AND 60+:
                                            Balance            Units                         Balance             Units
Prior Month                                        0.00             0                            0.00               0.00
Current Trust Liquidation Balance                  0.00             0                            0.00               0.00
Current Monthly Principal Payments                 0.00
Reopened Loan Due to NSF                           0.00             0
Current Repurchases                                0.00             0
Current Recovery Sale Proceeds                     0.00             0
Deficiency Balance of Sold Vehicles                0.00
EOP                                                0.00             0                            0.00               0.00




SPREAD ACCOUNT RECONCILIATION
                                                        REQUISITE AMOUNT:     19,455,777.74
Total Deposit                             11,125,000.00
BOP Balance                               11,125,000.00
Remaining Distribution Amount              1,872,115.62
Simple Interest Excess to Spread Account              -
Investment Income                              6,536.33
Current Month Draw                                    -
EOP Balance Prior to Distribution         13,003,651.95

Current Spread Account Release Amount                 -

EOP Balance                               13,003,651.95

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                          SPECIFIED CLASS B
                                                                  B RESERVE
                                                                   BALANCE:       2,127,975.69
Total Deposit                              2,187,500.00
BOP Balance                                2,187,500.00
Excess Due Class B Reserve
     From Spread Account                           0.00
Senior Strip                                  52,083.33
Investment Income                              1,285.25
Current Month Draw                                    -
EOP Balance Prior to Distribution          2,240,868.58

Class B Reserve Account Release Amount       112,892.89

EOP Balance                                2,127,975.69

     Class B Principal Payment Amount        112,892.89

     Distribution to Certificateholder             0.00




TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:


----------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
----------------------------------------------------------------------------------------------------------------
         UP TO MONTH      TRIGGER EVENT  EVENT OF DEFAULT     UP TO MONTH   TRIGGER EVENT   EVENT OF DEFAULT
              3               1.21%          1.82%                 3            2.42%            3.93%
              6               2.42%          3.33%                 6            4.84%            6.05%
              9               3.03%          4.24%                 9            5.75%            7.15%
              12              4.84%          6.05%                12            9.08%           10.45%
              15              5.50%          6.88%                15            10.45%          12.65%
              18              6.60%          8.25%                18            13.20%          15.13%
              21              7.70%          9.63%                21            14.30%          17.60%
              24              8.53%         10.45%                24            15.68%          19.25%
              27              9.08%         11.28%                27            16.50%          20.63%
              30              9.90%         12.10%                30            18.15%          22.00%
              33             10.45%         12.93%                33            19.25%          23.65%
              36             11.00%         13.48%                36            20.08%          24.75%
              39             11.28%         13.75%                39            20.63%          25.30%
              42             11.55%         14.30%                42            21.45%          26.13%
              45             11.55%         14.30%                45            22.00%          26.13%
              48             11.55%         14.30%                48            22.00%          26.13%
              51             11.55%         14.30%                51            22.00%          26.13%
              54             11.55%         14.30%                54            22.00%          26.13%
              57             11.55%         14.30%                57            22.00%          26.13%
              60             11.55%         14.30%                60            22.00%          26.13%
              63             11.55%         14.30%                63            22.00%          26.13%
              66             11.55%         14.30%                66            22.00%          26.13%
              69             11.55%         14.30%                69            22.00%          26.13%
              72             11.55%         14.30%                72            22.00%          26.13%
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-------------------------------------------------------------------------------

         UP TO MONTH                  TRIGGER EVENT         EVENT OF DEFAULT
                       12                 6.00%                  8.00%
                       24                 7.00%                  9.00%
                       72                 8.00%                 10.00%
-------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of March 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.



/s/ Marie E. Persichetti
--------------------------
Marie E. Persichetti
Vice President and Treasurer




/s/ Maureen E. Morley
--------------------------
Maureen E. Morley
Vice President and Controller